Exhibit 10.3

SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT

THIS SECURED CONVERTIBLE PROMISSORY NOTE PURCHASE AGREEMENT (this “Agreement”), dated as of August 6, 2026, is entered into by and among Aspire Biopharma Holdings, Inc., a Delaware corporation (the “Company”), and the persons listed on Schedule 1 attached hereto (each, an “Investor” and collectively, the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder, the Company and the Investors have agreed that the Company will issue and sell to the Investors Convertible Promissory Notes, (the “Notes”), such form of Note attached hereto as Exhibit A, convertible into capital stock of the Company further to the terms set forth in the Notes, all as more fully set forth below.

WHEREAS, the Notes carry an original issue discount of 20% (the “OID”), which is included in the principal balance of the Notes such that the aggregate purchase price of the Notes is $3,000,000 and the aggregate principal amount of the Notes is $3,750,000; and

WHEREAS, upon an Event of Default, as defined in the Notes, the principal amount of the Notes shall be convertible, at the option of the Investor, into shares of the Company’s common stock as set forth in the Notes (such shares issuable upon conversion of the Notes being known as the “Conversion Shares”).

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

1. Sale and Issuance of the Notes. At the Closing (as defined below), the Company shall sell and issue to each Investor, and each Investor shall purchase and acquire from the Company, upon the terms and conditions set forth herein, a Note in the original principal amount and for the purchase price as is set forth on the Investor’s signature page to this Agreement. Each Investor’s obligations hereunder pursuant to the transaction contemplated hereby shall be several, but not joint.

2. Closing of Sale of the Notes.

(a) The closing with respect to the transactions contemplated hereby, shall take place remotely via the exchange of documents and signatures simultaneously with the execution hereof (the “Closing”).

(b) At the Closing, each Investor who shall purchase a Note hereunder shall deliver to the Company (i) an executed signature page to this Agreement, completed and executed by such Investor, and (ii) payment by wire transfer for the purchase price of the Note to be purchased by each such Investor, as set forth on such signature page.

(c) As of the date of the Closing, the Company shall issue and deliver to each Investor an executed Note, substantially in the form of Exhibit A attached hereto, in the original principal amount as is set forth on the signature page of such Investor delivered to the Company hereunder and on Schedule 1 attached hereto opposite such Investor’s name. Each Investor shall be issued such Note upon receipt by the Company of consideration that equals the purchase price of such Note, by wire transfer of funds, to the account designated by the Company in accordance with this Agreement. The rights of each Investor with respect to such Investor’s Note shall be as set forth in the Note and this Agreement.

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3. Representations and Warranties of the Company to the Investors. The Company hereby represents and warrants to the Investors as follows:

(a) Organization, Good Standing and Qualification. The Company and each of its wholly- owned subsidiaries (the “Subsidiaries”) has been duly incorporated, organized or formed and validly exists as a corporation or limited liability company in good standing under the laws of the state of its incorporation, organization or formation. The Company and each of its Subsidiaries has all requisite power and authority to carry on its business as it is currently being conducted and to own, lease and operate its properties. The Company and each of its Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except, in each case, for those failures to be so qualified or in good standing which (individually and in the aggregate) would not reasonably be expected to result in a material adverse change to (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company or any of its Subsidiaries (as hereinafter defined), taken as a whole; or (B) the ability of the Company to perform its obligations under this Agreement or consummation of any of the other transactions contemplated by this Agreement (a “Material Adverse Effect”).

(b) Authorization of this Agreement and the Notes. The execution, delivery and performance by the Company of this Agreement and the Notes and of the transactions contemplated hereby and thereby have been duly authorized by all requisite action on the part of the Company. Each of this Agreement and the Notes has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable in accordance with its respective terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations or filings with, any governmental authority required on the part of the Company in connection with the execution of this Agreement and the issuance of the Notes has been obtained.

(d) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof with respect to the conduct of its business or the ownership of its assets, the violation of which would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company.

(e) Compliance with Other Instruments. The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, as amended from time to time, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement and the Notes will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

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(f) Issuance of the Securities. The Notes are duly authorized and, when issued and paid for in accordance with the applicable provisions herein and in the Notes, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Conversion Shares, when issued upon conversion of the Notes, will be validly issued, fully paid and nonassessable, free and clear of all liens or encumbrances imposed by the Company.

(g) Capitalization. The capitalization of the Company is as set forth in its SEC Reports, as that term is defined below. The Company has not issued any capital stock since its most recently filed periodic report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) other than as set forth in its SEC filings, pursuant to the conversion of shares of the Company’s Series A Convertible Preferred Stock issued under that certain Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of the Company, filed with the Secretary of State of the State of Delaware on February 2, 2026 (the “Series A COD”), the exercise of awards under the Company’s equity incentive plans, the issuance of shares of Common Stock pursuant to the Company’s incentive plans, the issuance of shares of Common Stock or Common Stock Equivalents pursuant to agreements outstanding as of the date of the most recently filed periodic report under the Exchange Act. No person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the this Agreement or the Notes. Except as set forth in its SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Notes or the Conversion Shares will not obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. There are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(h) SEC Reports; Financial Statements. Since December 31, 2025, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the Company believes that the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and that none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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(i) Material Changes; Undisclosed Events, Liabilities or Developments. Other than as set forth in its SEC Reports, since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, to the best of the Company’s knowledge (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock.

(j) Litigation. Except as set forth in its SEC Reports, there is no action, suit, notice of violation, proceeding or investigation, inquiry or other similar Proceeding of any federal or state governmental authority pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of this Agreement or the Notes or the issuance of the Notes or the Conversion Shares or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the Company’s knowledge any director or officer thereof, is or has been the subject of any Action involving the Company and a claim of violation of or liability under federal or state securities Laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. To the knowledge of the Company, the SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(k) Compliance. Except as set forth in its SEC Reports, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local Laws and regulations relating to taxes, securities, environmental protection, occupational health and safety, product quality and safety, and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

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(l) Intellectual Property.

(i) Except as set forth in its SEC Reports, the Company owns or possesses or has the right to use pursuant to a valid and enforceable written license, sublicense, agreement, or permission all Intellectual Property necessary for the operation of the business of the Company as presently conducted, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect. As used in this Section 3(l), “Intellectual Property” means the following: (A) patent and patent Rights; (B) trademarks; (C) copyrights, designs, data and database rights and registrations and applications for registration thereof; (D) inventions, invention disclosures, statutory invention registrations, trade secrets and confidential business information, know-how, scientific and technical information, data and technology, manufacturing and product processes, algorithms, techniques and analytical methodology, and research and development information, whether patentable or nonpatentable, whether copyrightable or noncopyrightable and whether or not reduced to practice; and (E) other proprietary rights relating to any of the foregoing.

(ii) The Company has no knowledge that the Intellectual Property interferes with, infringes upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties, and the Company has no knowledge that facts exist which indicate a likelihood of the foregoing. The Company has not received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or conflict (including any claim that the Company must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of the Company, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with, any Intellectual Property rights of the Company, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect

(m) Listing and Maintenance Requirements. Since February 3, 2026, the Company has not received notice from Nasdaq Capital Market (“Nasdaq”) to the effect that the Company is not in compliance with the listing or maintenance requirements of Nasdaq. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in material compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company (“DTC”) or another established clearing corporation and the Company is current in payment of the fees to the DTC (or such other established clearing corporation) in connection with such electronic transfer. The Company is not subject to any “chill” issued by the DTC.

(n) Offering. Assuming the accuracy of the representations and warranties of the Investors set forth herein, the offer, issue, and sale of the Notes (and the Conversion Shares) are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(o) Knowledge. As used herein, the term “knowledge of the Company” (or similar language) shall mean the actual knowledge of the executive officers and directors of the Company.

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4. Representations and Warranties of the Investors to the Company. Each of the Investors, as to himself, herself or itself, represents and warrants to the Company as follows:

(a) The Investor is purchasing the Note, and if and when the Note is converted, will acquire the shares of the Company’s capital stock issuable upon conversion thereof, in each case for investment for the account of the Investor and not for the account of any other person, and not with a view toward resale or other distribution thereof. Such Investor understands that the Note being purchased by such Investor has not been, and when issued, the shares of the Company’s capital stock issuable upon conversion thereof, will not be registered under the Securities Act or applicable state securities laws and, therefore, cannot be resold unless they are subsequently registered under the Securities Act and applicable state securities laws or unless an exemption from such registration is available. The Investor further understands and agrees that, until so registered or transferred pursuant to the provisions of Rule 144 under the Securities Act, that any stock certificate or, in the case of uncertificated securities, any notice of issuance, for the shares of the Company’s capital stock issuable upon conversion thereof may bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT, (II) IN COMPLIANCE WITH RULE 144, OR (III) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.”

(b) The Investor is an “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act. Such Investor or such Investor’s representative, during the course of this transaction and prior to the purchase of the Note being purchased by the Investor hereunder, has had the opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of the offering of the Notes, and to obtain any additional information or documents relating to the Company, its business and an investment in the Company necessary to verify the accuracy of information provided by the Company relating to the business of the Company.

(c) Such Investor or such Investor’s representative is capable of evaluating the merits and risks of the purchase of the Notes. Such Investor has the capacity to protect his, her or its own interests in connection with the purchase of the Notes by reason of such Investor’s preexisting personal or business relationship with the Company or its partners, officers, directors or controlling persons, or by reason of such Investor’s business or financial experience or the business or financial experience of his, her or its representative (who is unaffiliated with and who is not compensated by the Company or any affiliate, directly or indirectly).

5. Closing Conditions.

(a) Conditions to Obligations of the Investors. It shall be a condition precedent to the obligations of the Investors hereunder to be performed at the Closing that:

(i) All representations and warranties of the Company shall be accurate, correct and complete on the date of the Closing.

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(ii) The Investors shall have received the duly executed Notes as set forth in Section 2(c) upon receipt by the Company from the Investors of the consideration set forth opposite each Investor’s name on Schedule 1 attached hereto.

(iii) The Company and each of its Subsidiaries shall have executed and delivered to the Investors such UCC-1 financing statements and other instruments as are necessary or appropriate to perfect the security interest granted to the Investors under Section 10 of this Agreement to secure the obligations under the Notes, which security interest shall be subordinate to any liens or security interests securing the Company’s existing indebtedness that is secured as of the Closing Date.

(b) Conditions to Obligations of the Company. It shall be a condition precedent to the obligations of the Company hereunder to be performed at the Closing that:

(i) All representations and warranties of the Investors shall be accurate, correct and complete on the date of the Closing.

(ii) The Company shall have received the wire transfers described in Section 2 hereof in consideration of the issuance of the Notes.

(iii) The Company shall have completed that certain acquisition of Dura Control Systems and its subsidiaries (the “Acquisition”), on terms and conditions satisfactory to the Investors.

6. Registration of Conversion Shares.

6.1 Registration Procedures and Expenses. The Company shall:

(a) As soon as practicable, but in no event later than 30 days after the Closing Date, prepare and file with the SEC a registration statement on Form S-1 relating to the resale of the Conversion Shares by the Investors from time to time on the Nasdaq, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions (the “Resale Registration Statement”).

(b) Promptly prepare and file with the SEC such amendments and supplements to the Resale Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Resale Registration Statement effective until the earliest of (i) such time as all of the Conversion Shares purchased hereunder have been sold pursuant to the Resale Registration Statement, or (iii) such time as the Conversion Shares issued further to the Notes become eligible for resale without any volume limitations or other restrictions pursuant to Rule 144 under the Securities Act without the requirement to be in compliance with Rule 144(c)(1).

(c) Notwithstanding anything express or implied in this Agreement to the contrary, in the event that the SEC for any reason limits the number of Conversion Shares that may be included and sold by the Investors in the Resale Registration Statement, the Company shall: (i) reduce the number of Conversion Shares included in the Resale Registration Statement on behalf of the Investors in whole or in part (such portion shall be allocated pro rata among such Investors) (such excluded Conversion Shares, the “Reduction Securities”), (ii) give the Investors prompt notice of the number of such Reduction Securities excluded in connection with the exclusion of such Reduction Securities arising from any interactions between the Company and the SEC with respect to the number of Conversion Shares that may be included and sold by the Investors in the Resale Registration Statement, and (iii) use its commercially reasonable efforts at the first opportunity that is permitted by the SEC to register for resale the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) pursuant to a new registration statement covering the resale of the Reduction Securities (or such portion thereof as the SEC will allow to be registered for resale at such time) for an offering to be made on a continuous basis pursuant to Rule 415 and shall file such new registration statement with the SEC within thirty (30) calendar days following (x) the date that the SEC would allow or permit such additional registration statement to be filed or (y) the date on which the Company first learned the date that the SEC would allow or permit such additional registration statement to be filed, whichever of (x) or (y) is the later date.

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(d) Furnish to the Investor with respect to the Conversion Shares registered under the Resale Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Conversion Shares by the Investor.

(e) File documents required of the Company for normal Blue Sky clearance in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

(f) Bear all expenses in connection with the procedures in paragraphs (a) through (f) of this Section 6.1 and the registration of the Conversion Shares on behalf of the Investors pursuant to the Resale Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Investors or underwriting discounts, brokerage fees and SECs incurred by the Investors, if any in connection with the offering of the Conversion Shares on behalf of the Investors pursuant to the Resale Registration Statement.

6.2 Indemnification. For the purposes of this Section 6.2:

(a) For the purpose of this Section 6.2: (i) the term “Investor/Affiliate” shall mean any affiliate of the Investor, including a transferee who is an affiliate of the Investor, and any person who controls the Investor or any affiliate of the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and (ii) the term “Resale Registration Statement” shall include any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Resale Registration Statement referred to in Section 6.1.

(b) The Company agrees to indemnify and hold harmless the Investor and each Investor/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Investor or Investor/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (1) the Resale Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Resale Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rules 430B, 430C or 434, of the Rules and Regulations, or (2) the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Resale Registration Statement at the time of effectiveness if no Rule 424(b) filing is required or any amendment or supplement thereto; (ii) arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in light of the circumstances under which they were made; or (iii) arise out of or are based in whole or in part on any inaccuracy in the representations or warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations hereunder or under law, and will promptly reimburse the Investors and each Investor/Affiliate for any legal and other expenses as such expenses are reasonably incurred by the Investors or such Investor/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Resale Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investors expressly for use therein; (B) the inaccuracy of any representation or warranty made by the Investors herein; or (C) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investors prior to the pertinent sale or sales by the Investor.

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(c) Each Investor will severally, but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Resale Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of the Investor) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) the inaccuracy of any representation or warranty made by the Investor herein; or (ii) any untrue or alleged untrue statement of any material fact contained in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Resale Registration Statement or any amendment or supplement thereto not misleading or in the Prospectus or any amendment or supplement thereto not misleading in the light of the circumstances under which they were made, in each case under this clause (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Resale Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investors expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Resale Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Investor’s aggregate liability under this Section 6 shall not exceed the amount of net proceeds received by such Investor on the sale pursuant to the Resale Registration Statement of the Conversion Shares purchased by the Investor.

(d) Promptly after receipt by an indemnified party under this Section 6.2 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.2 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.2 to the extent it is not prejudiced as a result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded, based on an opinion of counsel reasonably satisfactory to the indemnifying party, that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable for any settlement of any action without its written consent. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party from all liability on claims that are the subject matter of such proceeding, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(e) If the indemnification provided for in this Section 6.2 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) of this Section 6.2 in respect to any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Investor from the private placement of Notes hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and the Investor in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Resale Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investor on the other shall be deemed to be in the same proportion as the amount paid by the Investor to the Company pursuant to this Agreement for the Conversion Shares purchased by the Investor that were sold pursuant to the Resale Registration Statement bears to the difference (the “Difference”) between the amount the Investor paid for the Conversion Shares that were sold pursuant to the Resale Registration Statement and the amount received by the Investor from such sale. The relative fault of the Company on the one hand and the Investor on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by the Investor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (c) of this Section 6.2, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 6.2 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 6.2 were determined solely by pro rata allocation (even if the Investor were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 6.2, the Investor shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligation to contribute pursuant to this Section 6.2 are several and not joint with the Other Investors’ obligation to contribute pursuant to Section 6.2 of the Agreements between the Other Investors and the Company.

6.3 Registration Delay Payments. If (i) the Resale Registration Statement is not filed with the SEC on or prior to the date required under Section 6.1(a) (the “Filing Deadline”), (ii) the Resale Registration Statement is not declared effective by the SEC on or before the date that is forty-five (45) calendar days after the Closing Date (or, in the event of a review or a comment letter received in connection with the Resale Registration Statement by the SEC, seventy-five (75) calendar days after the Closing Date) (the “Effectiveness Deadline”), or (iii) after its initial effective date, the Resale Registration Statement ceases for any reason to remain continuously effective as to all Conversion Shares required to be included therein, or the Investors are otherwise not permitted to utilize the Resale Registration Statement or any prospectus contained therein to resell the Conversion Shares, in each case for more than ten (10) consecutive calendar days or an aggregate of fifteen (15) calendar days during any twelve (12)-month period (each such event described in clauses (i) through (iii), a “Registration Default”, and the date on which such Registration Default occurs, a “Registration Default Date”), then, in addition to any other rights the Investors may have hereunder or under applicable law, the Company shall pay to each Investor an amount in cash, as partial liquidated damages and not as a penalty, equal to two percent (2%) of the original principal amount of such Investor’s Note for the period from the Registration Default Date through the date that is thirty (30) days thereafter, and an additional two percent (2%), compounding, of the sum of the original principal amount of such Investor’s Note plus all liquidated damages previously accrued and unpaid under this Section 6.3 with respect to such Note, for each successive thirty (30) day period (or portion thereof) thereafter until such Registration Default is cured, it being agreed that there shall be no cap or maximum limit on the aggregate amount of liquidated damages payable under this Section 6.3. Such liquidated damages shall be paid in cash to each Investor within five (5) business days after the end of each such thirty (30) day period. The parties agree that the liquidated damages provided for in this Section 6.3 constitute a reasonable estimate of the damages that will be suffered by the Investors by reason of a Registration Default and are not a penalty.

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7. Reserved.

8. Miscellaneous.

a. Expenses. The Company shall pay its own expenses in connection with the transactions contemplated hereby, whether or not such transactions shall be consummated, and shall reimburse the Investor for the reasonable legal fees and expenses of Lucosky Brookman LLP, counsel to the Investor, in an amount of $25,000, which amount shall be payable at the Closing.

b. Waiver and Amendment. Any provision of this Agreement may be amended, waived or modified only by an instrument or writing signed by the Company and the holders of at least a majority of the principal amount of the Notes then outstanding. Any amendment or waiver affected in accordance with this Section 8(b) shall be binding upon the Company, the holders of the Notes and each permitted transferee of a Note.

c. Binding Effect. The rights and obligations of the Company and the holder of this Agreement shall be binding upon and benefit the successors, assigns, heirs, administrator and transferees of the parties.

d. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware. without regard to the principles of conflicts of law of any other jurisdiction.

e. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

f. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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g. Notices. Except as otherwise expressly provided herein, any notice required or permitted hereunder shall be given in writing and it or any certificates or other documents delivered hereunder shall be deemed effectively given or delivered (as the case may be) upon personal delivery (professional courier permissible) by electronic mail or facsimile (with written confirmation of receipt) or when mailed by registered or certified United States mail, three (3) business days after deposit in the United States mail. Such certificates, documents or notice may be personally delivered or sent to the following address: (i) if to the Investor, to the address listed on the signature page hereto or to such other address which an Investor shall have given notice pursuant hereto to the Company, or, (ii) if to the Company, to Aspire Biopharma Holdings, Inc.,23150 Fashion Drive, Ste 232, Estero, FL 33928.

Estero, FL 33928, Attention: President, or to such other address of which the Company shall have given notice pursuant hereto; and a copy (which shall not constitute notice) shall also be sent to Sichenzia Ross Ference Carmel, 1185 Avenue of Americas, 26th Floor, New York, NY 10036.

h. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

i. Number and Gender. Whenever used herein, the singular number shall include the plural and the plural shall include the singular, and the use of any gender shall be applicable to all genders.

j. Entire Agreement. This Agreement, the Notes and other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede any prior agreements (including any memorandum of understanding, term sheet or letters of intent) between the parties regarding the subject matter hereof.

k. Attorneys’ Fees. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement the prevailing party shall be entitled to reasonable attorneys’ fees, costs and disbursements in addition to any other relief to which such party may be entitled.

l. Usury. If it shall be found that any interest, original issue discount or other amount deemed interest due under the Notes violates the applicable law governing usury, the applicable provision shall automatically be revised to equal the maximum rate of interest or other amount deemed interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it will not seek to claim or take advantage of any law that would prohibit or forgive the Company from paying all or a portion of the principal amount or interest, if any, due under the Notes.

9. Most Favored Nation. From the Closing Date until the date on which no principal, interest or other amounts remain outstanding under the Notes, if the Company issues any debt or equity securities, or enters into any agreement (or amendment thereto) providing any subsequent investor with terms that are more favorable in any material respect (including with respect to conversion price, interest rate, original issue discount, security, covenants, events of default, redemption rights, registration rights or similar terms) than the terms provided to the Investors under this Agreement or the Notes, the Company shall promptly, and in any event within three (3) business days, notify each Investor of such more favorable terms, and, at each Investor’s election, such more favorable terms shall be incorporated automatically into this Agreement and/or such Investor’s Note, as applicable, for so long as such more favorable terms remain applicable to such subsequent investor. This Section 9 shall not apply to (i) any strategic transaction approved by the Company’s board of directors that is not primarily undertaken for equity financing purposes, or (ii) issuances pursuant to the Company’s equity incentive plans approved by its board of directors.

10. Security Interest. As collateral for the full and timely payment and performance of the Company’s obligations under this Agreement and the Notes, the Company hereby grants, and shall cause each of its Subsidiaries to grant, to each Investor a security interest in substantially all of its assets, whether now owned or hereafter acquired. The Company shall, and shall cause each of its Subsidiaries to, execute and deliver such UCC-1 financing statements and other instruments, and take such further action, as the Investors may reasonably request to create, evidence and perfect such security interest. Such security interest shall be secured but subordinate in priority to any liens or security interests securing the Company’s existing indebtedness that is secured as of the Closing Date.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note Purchase Agreement as of the date first above written.

ASPIRE BIOPHARMA HOLDINGS, INC.

By:
Name:
Title:

[See Attached Investor Signature Pages]

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IN WITNESS WHEREOF, the undersigned Investor has executed this Convertible Promissory Note Purchase Agreement as of the date first above written, hereby authorizes the Company to append this signature page to a counterpart of this Convertible Promissory Note Purchase Agreement as evidence thereof, and hereby subscribes for the purchase of a Note (as defined in this Convertible Promissory Note Purchase Agreement) in the original principal amount specified below.

Original Principal Amount of Note Subscribed For: ___________________

Purchase Price of Note Subscribed For: ___________________

Acknowledged and Accepted:

INVESTOR:

(Print Full Name of Investor)

By:
Name:
Title:
(if applicable)

Address:

Email:

[Signature Page to Convertible Promissory Note Purchase Agreement –

Aspire Biopharma Holdings, Inc.]

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Schedule 1

Schedule of Investors

Name	Address	Principal Amount of Notes

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Exhibit A

Form of Secured Convertible Promissory Note

[See attached]

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